UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2016

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

Pricing of Notes Offering

On December 15, 2016, Gulfport announced that it priced an offering of $600.0 million aggregate principal amount of its 6.375% Senior Notes due 2025 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. A copy of this press release is attached hereto as Exhibit 99.1.

The Notes were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. This report is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Pricing of Equity Offering

On December 15, 2016, Gulfport issued a press release announcing the pricing of an underwritten public offering (the “Equity Offering”) of 29,000,000 shares of its common stock at a price to the public of $21.50 per share. The underwriters have a 30-day option to purchase up to an additional 4,350,000 shares from Gulfport (collectively, the “Shares”) at the public offering price (less the underwriting discount). The Shares will be issued under an effective automatic shelf registration statement on Form S-3 previously filed by Gulfport with the Securities and Exchange Commission. A copy of this press release is attached hereto as Exhibit 99.2.

This report shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The Equity Offering may only be made by means of a prospectus supplement and related base prospectus.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Press release dated December 15, 2016 entitled “Gulfport Energy Corporation Prices $600 Million Offering of 6.375% Senior Notes.”

99.2	Press release dated December 15, 2016 entitled “Gulfport Energy Corporation Announces Pricing of Its Common Stock Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: December 15, 2016	By:	/s/ Aaron Gaydosik
Aaron Gaydosik Chief Financial Officer

Exhibit Index

Number	Exhibit

99.1	Press release dated December 15, 2016 entitled “Gulfport Energy Corporation Prices $600 Million Offering of 6.375% Senior Notes.”

99.2	Press release dated December 15, 2016 entitled “Gulfport Energy Corporation Announces Pricing of Its Common Stock Offering.”